Long-term incentive plan	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Long-term incentive plan
Long-term incentive plan

Note 9. Long‑term incentive plan

In 2018, the Company established a long‑term incentive plan for certain employees. Under the plan, the employees will receive cash payments upon achievement of the same conditions of the Company’s return target options. In conjunction with the IPO, the conditions of the long‑term incentive plan were modified to also vest following an IPO and registration and sale of shares by Vista provided that Vista achieves a cash return on its equity investment in the Company equaling or exceeding $1.515 billion. As of September 30, 2020 and December 31, 2019, the Company had established a pool for executed individual agreements with employees to pay $7.0 million and $5.9 million, respectively, upon achievement of the plan conditions. Consistent with the return target options, as of September 30, 2020 and December 31, 2019, no expense or liability has been recognized as the conditions for payment have not occurred.

Note 12. Long‑term incentive plan

In 2018, the Company established a long‑term incentive plan for certain employees. Under the plan, the employees will receive cash payments upon achievement of the same conditions of the Company’s return target options discussed previously. The Company has established a pool of $7.0 million to provide these cash payments to employees. As of both December 31, 2019 and 2018, the Company had executed individual agreements with employees to pay $5.9 million upon achievement of the plan conditions. Consistent with the return target options, as of December 31, 2019 and 2018,  no expense or liability has been recognized as the conditions for payment have not occurred.